                                                                   EXHIBIT 10.72
                                                               EXECUTION VERSION

                                  $600,000,000

                        L-3 COMMUNICATIONS HOLDINGS, INC.

           3% CONVERTIBLE CONTINGENT DEBT SECURITIES (CODES) DUE 2035

                               PURCHASE AGREEMENT

                                                                   July 27, 2005

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON LLC
BANC OF AMERICA SECURITIES LLC
As representatives (the "Representatives") of the several
Initial Purchasers listed on Schedule 1 hereto
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

          L-3 Communications Holdings, Inc., a Delaware corporation (the
"Company"), proposes, subject to the terms and conditions stated herein, to issue and sell $600,000,000 in aggregate principal amount of its 3% Convertible
Contingent Debt Securities CODES due 2035 (the "Firm CODES") to Lehman Brothers
Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston LLC and Banc of
America Securities LLC (collectively, the "Initial Purchasers"). In addition, the Company proposes to grant to the Initial Purchasers an option (the "Option")
to purchase up to an additional $100,000,000 in aggregate principal amount of 3%
Convertible Contingent Debt Securities CODES due 2035 (the "Optional CODES" and,
together with the Firm CODES, the "CODES").

          The CODES will be convertible into fully paid, nonassessable shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), on the terms, and subject to the conditions, set forth in the Indenture (as defined below). As used herein, "Conversion Shares" means the shares of Common Stock into which the CODES are convertible. The CODES will be issued pursuant to an indenture (the "Indenture") to be dated as of the First Delivery Date (as defined in Section 2(a)), between the Company and The Bank of New York, as
Trustee (the "Trustee"). The Company's obligations under the CODES, including the due and punctual payment of interest on the CODES, will be unconditionally guaranteed (the "Guarantees") by certain of the present domestic subsidiaries of the Company, including, as of this date, L-3 Communications Corporation, a
Delaware corporation, Broadcast Sports Inc., a Delaware corporation, Henschel
Inc., a Delaware corporation, Hygienetics Environmental Services, Inc., a
Delaware corporation, KDI Precision Products, Inc., a Delaware corporation, L-3
Communications AIS GP Corporation, a Delaware corporation, L-3 Communications
Vertex Aerospace LLC, a Delaware limited liability company, L-3 Communications
Avionics Systems, Inc., a Delaware corporation, L-3 Communications Aydin
Corporation, a Delaware corporation,

L-3 Communications CE Holdings, Inc., a Delaware corporation, L-3 Communications
Electron Technologies, Inc., a Delaware corporation, L-3 Communications ESSCO,
Inc., a Delaware corporation, L-3 Communications Flight International Aviation
LLC, a Delaware limited liability company, L-3 Communications Flight Capital
LLC, a Delaware limited liability company, L-3 Communications ILEX Systems,
Inc., a Delaware corporation, L-3 Communications Integrated Systems L.P., a
Delaware limited partnership, L-3 Communications Investments Inc., a Delaware corporation, L-3 Communications Klein Associates, Inc., a Delaware corporation,
L-3 Communications MAS (US) Corporation, a Delaware corporation, L-3
Communications Security and Detection Systems, Inc., a Delaware corporation, L-3
Communications Vector International Aviation LLC, a Delaware limited liability company, MPRI, Inc., a Delaware corporation, Pac Ord Inc., a Delaware corporation, Power Paragon, Inc., a Delaware corporation, Ship Analytics
International, Inc., a Delaware corporation, SPD Electrical Systems, Inc., a
Delaware corporation, SPD Switchgear Inc., a Delaware corporation, Wescam Air
Ops Inc., a Delaware corporation, Wescam Air Ops LLC, a Delaware limited liability company, Wescam Holdings (US) Inc., a Delaware corporation, and Wescam
LLC, a Delaware limited liability company (individually a "Delaware Guarantor"
and collectively, the "Delaware Guarantors") and Apcom, Inc., a Maryland
corporation, D.P. Associates, Inc., a Virginia corporation, Electrodynamics,
Inc., an Arizona corporation, Interstate Electronics Corporation, a California
corporation, L-3 Communications Advanced Laser Systems Technology, Inc., a
Florida corporation, L-3 Communications Aeromet, Inc., an Oregon corporation,
L-3 Communications Avisys Corporation, a Texas corporation, L-3 Communications
Cincinnati Electronics Corporation, an Ohio corporation, L-3 Communications CSI,
Inc., a California corporation, L-3 Communications Government Services, Inc., a
Virginia corporation, L-3 Communications Infraredvision Technology corporation, a California corporation, L-3 Communications Mobile-Vision, Inc., a New Jersey
corporation, L-3 Communications Sonoma EO, Inc., a California corporation, L-3
Communications Westwood Corporation, a Nevada corporation, MCTI Acquisition
Corporation, a Maryland corporation, Microdyne Communications Technologies
Incorporated, a Maryland corporation, Microdyne Corporation, a Maryland corporation, Microdyne Outsourcing Incorporated, a Maryland corporation, Ship
Analytics, Inc., a Connecticut corporation, Ship Analytics USA, Inc., a
Connecticut corporation, SYColeman Corporation, a Florida corporation, Troll
Technology Corporation, a California corporation, Wescam Incorporated, a Florida corporation and Wolf Coach, Inc., a Massachusetts corporation (individually a
"Non-Delaware Guarantor," collectively the "Non-Delaware Guarantors" and, together with the Delaware Guarantors, the "Guarantors"). As used herein, the term "CODES" shall include the Guarantees thereof by the Guarantors, unless the context otherwise requires. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

          The CODES will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities
Act"), in reliance upon an exemption therefrom. Holders of the CODES (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Resale Registration Rights Agreement, dated the
First Delivery Date, between the Company, the Guarantors and the Initial
Purchasers (the "Registration Rights Agreement"), pursuant to which the Company and the Guarantors will agree to file with the Securities and Exchange
Commission (the "Commission") a shelf registration statement pursuant to Rule
415 under the Securities Act (the "Registration

Statement") covering the resale of the CODES and the Conversion Shares, and to use commercially reasonable efforts to cause the Registration Statement to be declared effective.

          This Agreement, the Indenture, the CODES, the Guarantees and the
Registration Rights Agreement are referred to herein collectively as the
"Operative Documents."

          This is to confirm the agreement between the Company and the Initial
Purchasers concerning the issue, offer and sale of the CODES.

          1. Representations, Warranties and Agreements of the Company and the
Guarantors. The Company and the Guarantors represent, warrant to and agree with the Initial Purchasers that:

          (a) The Company and the Guarantors have prepared a preliminary offering memorandum dated July 25, 2005 (the "Preliminary Offering Memorandum")
and an offering memorandum dated July 27, 2005 (the "Offering Memorandum")
setting forth or incorporating by reference information concerning the Company, the CODES, the Guarantees, the Registration Rights Agreement and the Common
Stock. Copies of the Offering Memorandum will be delivered by the Company to the
Initial Purchasers pursuant to the terms of this Agreement. As used in this
Agreement, "Offering Memorandum" means the Offering Memorandum as amended or supplemented. The Preliminary Offering Memorandum and the Offering Memorandum
did not as of its date, and will not as of a Delivery Date (as defined in
Section 2(b)), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that no representation or warranty is made as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Initial Purchaser through Lehman Brothers Inc. specifically for inclusion therein;

          (b) Assuming the accuracy of the representations and warranties of the
Initial Purchasers contained in Section 7 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the CODES to the Initial Purchasers and the offer, resale and delivery of the CODES by the Initial Purchasers in the manner contemplated by this Agreement, the Indenture, the Registration Rights Agreement and the
Offering Memorandum, to register the CODES or the Conversion Shares under the
Securities Act or to qualify the Indenture under the Trust Indenture Act of
1939, as amended (the "Trust Indenture Act");

          (c) The market-related and customer-related data and estimates included in the Offering Memorandum are based on or derived from sources which the Company believes to be reliable and accurate;

          (d) The Company and each of its subsidiaries (as defined in Section
16) have been duly organized and are validly existing as corporations, limited partnerships or limited liability companies, as applicable, in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except for such

qualification and good standing the failure of which, individually or in the aggregate, would not result in a material adverse effect on the condition
(financial or other), business, prospects, properties, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a
"Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged;

          (e) The Company has an authorized capitalization as set forth in the
Offering Memorandum, and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the
Offering Memorandum; and 100% of the issued shares of capital stock or membership interests of each Guarantor of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company or a subsidiary of the Company, free and clear of all liens, encumbrances, equities or claims, other than (A) liens, encumbrances, equities or claims described in the Offering Memorandum, (B) a pledge of such shares or membership interests to secure the Senior Credit Facility (as described in the Offering Memorandum) and
(C) such other liens, encumbrances, equities or claims as are not, individually or in the aggregate, material to the Company and its subsidiaries, taken as a whole;

          (f) The Conversion Shares which are authorized on the date hereof have been duly and validly authorized and reserved for issuance upon conversion of the CODES and are free of preemptive rights; and all Conversion Shares, when so issued and delivered upon such conversion in accordance with the terms of the
Indenture, will be duly and validly authorized and issued, fully paid and non-assessable and free and clear of all liens, encumbrances, equities or claims;

          (g) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors;

          (h) The execution, delivery and performance of this Agreement, the
Registration Rights Agreement and the Indenture by the Company and the
Guarantors and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the CODES and the Conversion Shares will not conflict with, constitute or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject that is material to the financial condition or prospects of the Company and its subsidiaries, taken as a whole (collectively, the "Material Agreements"), except for breach of which, individually, or in the aggregate, would not result in a Material Adverse
Effect, nor will such actions result in any violation of the provisions of the charter, by-laws or other organizational documents of the Company or any of its subsidiaries or any material law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, provided that the provisions for indemnification and contribution hereunder and thereunder may be limited by equitable principles and public policy consideration; and except (i)
with respect to the transactions contemplated by the Registration Rights
Agreement as may be required under the

Securities Act, the Trust Indenture Act and the rules and regulations promulgated thereunder, or (ii) as required by state securities or "blue sky"
laws, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Operative Documents by the Company and the Guarantors, as applicable, and the consummation of the transactions contemplated hereby and thereby. No qualification of the Indenture under the
Trust Indenture Act of 1939, as amended (the "1939 Act"), is required in connection with the sale of the CODES by the Initial Purchasers;

          (i) The Company and the Guarantors have all requisite power and authority to execute and deliver this Agreement and perform their obligations hereunder; and this Agreement and the transactions contemplated hereby have been duly authorized, executed and delivered by the Company and the Guarantors;

          (j) The Company has all requisite power and authority to execute and deliver the Indenture and perform its obligations thereunder; the Indenture has been duly and validly authorized by the Company and each of the Guarantors, and upon the effectiveness of the Registration Statement, will be qualified under the Trust Indenture Act; on the First Delivery Date (as defined below in Section
2(a)), the Indenture will have been duly executed by the proper officers of the
Company and delivered by the Company and each of the Guarantors and, assuming that the Indenture is the valid and binding obligation of the Trustee, will constitute a legally valid and binding agreement of the Company and each of the
Guarantors enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture will conform in all material respects to the description thereof contained in the Offering
Memorandum;

          (k) The Company has all requisite power and authority to execute and deliver the Registration Rights Agreement and perform its obligations thereunder; the Registration Rights Agreement and the transactions contemplated thereby have been duly authorized by the Company and each of the Guarantors;
when the Registration Rights Agreement is duly executed by the proper officers of the Company and delivered by the Company and each of the Guarantors (assuming that the Registration Rights Agreement is the valid and binding obligation of the Initial Purchasers), it will be a valid and binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the
Guarantors in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, subject to general principles of equity and to limitations on availability of equitable relief, including specific performance (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by federal or state securities laws or the policies underlying such laws; and the
Registration Rights Agreement will conform in all material respects to the description thereof contained in the Offering Memorandum;

          (l) The Company has all requisite power and authority to execute, issue and deliver the CODES and perform its obligations thereunder; the CODES have been duly and validly authorized by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the CODES by the Trustee, upon delivery to the Initial
Purchasers against payment therefor in accordance with the terms hereof, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the
CODES, when issued and delivered, will conform in all material respects to the description thereof contained in the Offering Memorandum;

          (m) The Guarantees have been duly and validly authorized by the
Guarantors and when duly endorsed on the CODES in accordance with the terms of the Indenture and, assuming due authentication of the CODES by the Trustee, upon delivery to the Initial Purchasers against payment therefor in accordance with the terms hereof, will constitute valid and binding obligations of each of the
Guarantors entitled to the benefits of the Indenture and enforceable against each of the Guarantors in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principals (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

          (n) Except (1) as described in the Offering Memorandum (or in the documents incorporated therein by reference), (2) as described in the offering memorandum, dated July 27, 2005, pursuant to which L-3 Communications
Corporation is offering $1.0 billion of its Senior Subordinated Notes due 2015 and (3) as provided in the Registration Rights Agreement dated the First
Delivery Date, there are no contracts, agreements or understandings between the
Company and any person granting such person the right (other than rights which have been waived or satisfied or rights not exercisable in connection with the
Offering Memorandum) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Securities Act;

          (o) Except as described in the Offering Memorandum, the Company and the Guarantors have not sold or issued any Securities with terms that are substantially similar to the CODES and the Guarantees during the six-month period preceding the date of the Offering Memorandum, including any sales pursuant to Rule 144A (as defined below) under, or Regulations D of, the
Securities Act other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

          (p) Neither the Company nor any of its subsidiaries has incurred, since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, any liability or obligation, direct or contingent, or entered into any

transaction, in each case not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth, incorporated by reference or contemplated in the Offering Memorandum;
and, since such date, there has not been any material change in the capital stock or material increase in the short-term or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving or which would reasonably be expected to involve a Material Adverse
Effect, otherwise than as described, incorporated by reference or contemplated in the Offering Memorandum;

          (q) The historical and pro forma financial statements, together with the related CODES, set forth or incorporated by reference in the Offering
Memorandum comply as to form in all material respects with the requirements of
Regulation S-X under the Securities Act, except with respect to certain information regarding the Guarantors and non-Guarantors. The historical consolidated financial statements of the Company fairly present the financial condition and results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; Such pro forma financial statements have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Offering Memorandum and this Agreement. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, have been derived from the financial records of the Company (or its predecessors) and, in all material respects, have been prepared on a basis consistent with such books and records of the Company (or its predecessor), except as disclosed therein.

          (r) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company, whose report is incorporated by reference in the
Offering Memorandum and who have delivered the initial letter referred to in
Section 5(g) hereof, are independent public accountants as required by the
Securities Act and the Exchange Act (as defined below) and the Rules and
Regulations promulgated thereunder during the periods covered by the financial statements on which they reported incorporated in the Offering Memorandum;

          (s) KPMG LLP, who have certified certain financial statements of The
Titan Corporation, whose report is incorporated by reference in the Offering
Memorandum and who have delivered the initial letter referred to in Section 5(g)
hereof, are, to our knowledge, independent public accountants as required by the
Securities Act and the Exchange Act (as defined below) and the Rules and
Regulations promulgated thereunder during the periods covered by the financial statements on which they reported incorporated in the Offering Memorandum;

          (t) The Company and each of its subsidiaries have good and marketable title to all property (real and personal) described in the Offering Memorandum as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Offering Memorandum or, to the extent that any such liens, claims, security

interests or other encumbrances would not have a Material Adverse Effect
(individually or in the aggregate) and all the material property described in the Offering Memorandum as being held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect
(individually or in the aggregate);

          (u) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets and other rights, and all registrations or applications relating thereto, described in the Offering
Memorandum as being owned by them or necessary for the conduct of their business, except as such would not have a Material Adverse Effect (individually or in the aggregate), and the Company is not aware of any pending or threatened claim to the contrary or any pending or threatened challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing which, if determined adversely to the Company and its subsidiaries, would have a
Material Adverse Effect (individually or in the aggregate);

          (v) Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries or to which the
Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to cause a Material Adverse Effect;

          (w) No material relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, except as described or incorporated by reference in the Offering Memorandum;

          (x) The Company is not involved in any strike, job action or labor dispute with any group of employees that would have a Material Adverse Effect, and, to the Company's knowledge, no such action or dispute is threatened;

          (y) Except as disclosed or incorporated by reference in the Offering
Memorandum, the Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) subject to Title IV of
ERISA for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title
IV of ERISA with respect to termination of, or withdrawal from, any such
"pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of
1986, as amended, including the regulations and published interpretations thereunder (the "Code") (other than contributions in the normal course which are not in default); and each such "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification;

          (z) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries nor does the
Company have any knowledge of any tax deficiency which, if determined adversely to the Company and its subsidiaries, might have a Material Adverse Effect;

          (aa) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws or other organizational documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any
Material Agreement or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii) as would not, individually or in the aggregate, have a Material Adverse Effect;

          (bb) To the best of the Company's knowledge, neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; except as such that would not have a Material Adverse Effect or as is disclosed in the Offering
Memorandum or in the documents incorporated therein by reference;

          (cc) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material
Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse
Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances"
and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection;

          (dd) Neither the Company nor any subsidiary is, and upon the sale of the CODES to be issued and sold in accordance herewith and the application of the net proceeds to the Company of such sale as described in the Offering
Memorandum under the caption "Use of Proceeds," will not be, an "investment company" within the meaning of such term under the United States Investment
Company Act of 1940 and the rules and regulations of the Commission thereunder;

          (ee) When the CODES are issued and delivered pursuant to this
Agreement, such CODES will not be of the same class (within the meaning of Rule
144A under the Securities Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act") or that are quoted in a
U.S. automated inter-dealer quotation system;

          (ff) Neither the Company nor any of its affiliates (as defined in Rule
501(b) of Regulation D under the Securities Act ("Regulation D")) (other than the Initial Purchasers, about which no representations are made by the Company)
has, directly or through an agent, engaged in any form of general solicitation or general advertising in connection with the offering of the CODES (as those terms are used in Regulation D) under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities
Act; the Company has not entered into any contractual arrangement with respect to the distribution of the CODES except for the Operative Documents and the
Company will not enter into any such arrangement;

          (gg) Neither the Company nor any of its affiliates (other than the
Initial Purchasers, about which no representations are made by the Company), has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the
Securities Act) which is or will be integrated with the sale of the CODES in a manner that would require the registration under the Securities Act of the
CODES;

          (hh) The Company has not taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company in connection with the offering of the
CODES;

          (ii) There are no contracts or other documents which would be required to be described in a prospectus contained in a registration statement on Form
S-3 by the Securities Act or by the rules and regulations thereunder which have not been described in the Offering Memorandum or in the documents incorporated therein by reference;

          (jj) Except as permitted by the Securities Act, the Company has not distributed and, prior to the later to occur of the First Delivery Date and completion of the distribution of the CODES, will not distribute any offering material in connection with the offering and sale of the CODES other than the
Preliminary Offering Memorandum and the Offering Memorandum;

          (kk) Assuming (i) that your representations and warranties in Section
7 are true, (ii) compliance by you with your covenants set forth in Section 7 and (iii) that each of the

                                       10

Eligible Purchasers (as defined in Section 7) is a QIB, the purchase of the
CODES by you pursuant hereto and the initial resale of the CODES pursuant hereto is exempt from the registration requirements of the Securities Act;

          (ll) The Company is a "reporting issuer" as defined in Rule 902 under the Securities Act;

          (mm) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the
Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated for effectiveness as of the end of the period covered by the Company's most recent annual or quarterly report filed with the Commission; and (iii) are effective in all material respects to perform the functions for which they were established;

          (nn) Based on the evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls over financial reporting which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting;

          (oo) Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and

          (pp) Except for the documents currently on file with the Securities and Exchange Commission as "material contracts" within the meaning of Item 601 of Regulation S-K under the Securities Act of 1933, as amended, there are no agreements of the Company that would be required to be filed as "material contracts" pursuant to such Item 601.

          2. Purchase, Sale and Delivery of the CODES.

          (a) The Company and the Guarantors hereby agree, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company and the Guarantors herein contained and subject to all the terms and conditions set forth herein, each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.5% of the principal amount thereof, the principal amount of CODES set forth opposite such Initial Purchaser's name in Schedule I hereto. The
Company and the Guarantors shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

                                       11

          Delivery of and payment for the Firm CODES shall be made at the office of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York
10017, at 10:00 a.m. (New York time) on July 29, 2005, or such later date as the
Initial Purchasers shall designate, which date and time may be postponed by agreement between the Initial Purchasers and the Company or as provided in
Section 9 (such date and time of delivery and payment for the Firm CODES being herein called the "First Delivery Date"). Delivery of the Firm CODES shall be made to the Initial Purchasers against payment of the purchase price by the
Initial Purchasers. Payment for the Firm CODES shall be effected either by wire transfer of immediately available funds to an account with a bank in The City of
New York, the account number and the ABA number for such bank to be provided by the Company to the Initial Purchasers at least two business days in advance of the First Delivery Date, or by such other manner of payment as may be agreed by the Company and the Initial Purchasers.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants the
Option to the Initial Purchasers to purchase, severally and not jointly, the
Optional CODES at the same price as the Initial Purchasers shall pay for the
Firm CODES and the principal amount of the Optional CODES to be sold to each
Initial Purchaser shall be that principal amount which bears the same ratio to the aggregate principal amount of Optional CODES being purchased as the principal amount of Firm CODES set forth opposite the name of such Initial
Purchaser in Schedule I hereto (or such number as increased as set forth in
Section 8). The Option may be exercised once in whole or in part at any time not more than 13 days subsequent to the date of this Agreement upon notice in writing or by facsimile by the Initial Purchasers to the Company setting forth the amount (which shall be an integral multiple of $1,000) of Optional CODES as to which the Initial Purchasers are exercising the Option. The purchase of the
Optional CODES must close on or before August 11, 2005.

          The date for the delivery of and payment for the Optional CODES, being herein referred to as an "Optional Delivery Date," which may be the First
Delivery Date (the First Delivery Date and the Optional Delivery Date, if any,
being sometimes referred to as a "Delivery Date"), shall be determined by the
Initial Purchasers but shall not be later than thirteen days subsequent to the
First Delivery Date. Delivery of the Optional CODES shall be made to the Initial
Purchasers against payment of the purchase price by the Initial Purchasers.
Payment for the Optional CODES shall be effected either by wire transfer of immediately available funds to an account with a bank in the City of New York, the account number and the ABA number for such bank to be provided by the
Company to the Initial Purchasers at least two business days in advance of the
Optional Delivery Date, or by such other manner of payment as may be agreed by the Company and the Initial Purchasers.

          (c) The Company will deliver against payment of the purchase price the
CODES initially sold to qualified institutional buyers ("QIBs"), as defined in
Rule 144A under the Securities Act ("Rule 144A") in the form of one or more permanent global certificates (the "Global CODES"), registered in the name of
Cede & Co., as nominee for The Depository Trust Company ("DTC"). Beneficial interests in the CODES initially sold to QIBs will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by
DTC and its participants.

                                       12

          The Global CODES will be made available, at the request of the Initial
Purchasers, for inspection at least 24 hours prior to such Delivery Date. The
Certificated CODES will be made available, at the request of the Initial
Purchasers, for checking at least 48 hours prior to such Delivery Date.

          (d) Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder.

          3. Further Agreements of the Company. The Company agrees with the
Initial Purchasers as follows:

          (a) To advise the Initial Purchasers promptly of any proposal to amend or supplement the Offering Memorandum and not to effect any such amendment or supplement without the consent of the Initial Purchasers. If, at any time prior to completion of the resale of the CODES by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, to promptly notify the Initial Purchaser and prepare, subject to the first sentence of this Section 3(a), such amendment or supplement as may be necessary to correct such untrue statement or omission;

          (b) To furnish to the Initial Purchasers and to Latham & Watkins, counsel to the Initial Purchasers, copies of the Offering Memorandum and the
Offering Memorandum (and all amendments and supplements thereto) in each case as soon as available and in such quantities as the Initial Purchasers reasonably request for internal use and for distribution to prospective purchasers. The
Company will pay the expenses of printing and distributing to the Initial
Purchasers all such documents;

          (c) To use its reasonable efforts to take such action as the Initial
Purchasers may reasonably request from time to time, to qualify the CODES for offering and sale under the securities laws of such jurisdictions as the Initial
Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions in the United
States for as long as may be necessary to complete the resale of the CODES;
provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise so qualified or subject;

          (d) To apply the proceeds from the sale of the CODES as set forth under "Use of Proceeds" in the Offering Memorandum;

          (e) For a period of 90 days from the date of the Offering Memorandum
(the "Lock-Up Period"), not to directly or indirectly, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or

                                       13

exchangeable for Common Stock, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2)
above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, (3) cause to be filed a registration statement with respect to the registration of any shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the
Company or (4) publicly disclose the intention to do any of the foregoing.

     Notwithstanding the foregoing, the Company shall be permitted to (1) cause to be filed one or more registration statements with respect to any registration rights agreements to which the Company is a party outstanding on the date hereof, (2) make the filing contemplated by the Registration Rights Agreement,
(3) issue shares of Common Stock upon the exercise of options or warrants outstanding on the date hereof under the Company's employee benefit plans, qualified stock option plans or other employee compensation plans, (4) issue shares upon the conversion or exchange of convertible or exchangeable securities, including the Conversion Shares, (5) grant options, warrants or other equity awards under the Company's stock option or other employee compensation plans existing on the date hereof and (6) issue securities in exchange for the assets of, or a majority or controlling portion of the equity of, another entity in connection with the acquisition by the Company of such entity.

          (f) For so long as any of the CODES are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, to provide to any holder of the CODES or to any prospective purchaser of the CODES designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under
Section 13 or 15(d) of the Exchange Act;

          (g) Each of the CODES will bear, to the extent applicable, the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated therein, except after the CODES are resold pursuant to a registration statement effective under the Securities Act;

          (h) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, and the rules and regulations of the Commission thereunder;

          (i) To execute and deliver the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchasers);

          (j) To use its best efforts to assist the Initial Purchasers in arranging to cause the CODES to be accepted to trade in the PORTAL market
("PORTAL") of the National Association of Securities Dealers, Inc. ("NASD");

          (k) To use its best efforts to cause the CODES to be accepted for clearance and settlement through the facilities of DTC; and

                                       14

          (l) To use its best efforts to have the Conversion Shares approved by the New York Stock Exchange ("NYSE") for inclusion prior to the effectiveness of the Registration Statement.

          4. Expenses. The Company agrees to pay:

          (a) the costs incident to the authorization, issuance, sale and delivery of the CODES, and any taxes payable in that connection;

          (b) the costs incident to the preparation, printing and distribution of the Offering Memorandum and any amendment or supplement to the Offering
     Memorandum, as provided in this Agreement;

          (c) the costs of delivering and distributing the Operative Documents;

          (d) the fees and expenses of Simpson Thacher & Bartlett LLP and
     PricewaterhouseCoopers, LLP;

          (e) the costs of distributing the terms of agreement relating to the organization of the underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication;

          (f) the fees and expenses of qualifying the CODES under the securities laws of the several jurisdictions as provided in Section 3(c) and of preparing, printing and distributing a Blue Sky Memorandum (including reasonable related fees and expenses of counsel to the Initial Purchasers);

          (g) all other costs and expenses incident to (i) the preparation of the Company's "net road show" presentation materials and (ii) the road show travelling expenses of the Company, if any;

          (h) all fees and expenses incurred in connection with any rating of the CODES;

          (i) the costs of preparing the CODES;

          (j) all expenses and fees in connection with the application for inclusion of the CODES in the PORTAL market and the inclusion of the
     Conversion Shares on the NYSE; and

          (k) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement;

provided that, except as provided in this Section 4 and in Section 8, the
Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel and any transfer taxes on the CODES which they may sell.

                                       15

          5. Conditions of the Initial Purchasers' Obligations. The several obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Guarantors contained herein, to the performance by the
Company and the Guarantors of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) No Initial Purchaser shall have discovered and disclosed to the
Company prior to or on such Delivery Date that the Offering Memorandum or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Latham & Watkins LLP, is material or omits to state any fact which is material and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of the Operative Documents and the Offering
Memorandum or any amendment or supplement thereto, and all other legal matters relating to the Operative Documents and the transactions contemplated thereby shall be satisfactory in all material respects to counsel to the Initial
Purchasers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters;

          (c) Simpson Thacher & Bartlett LLP shall have furnished to the Initial
Purchasers its written opinion, as counsel to the Company, addressed to the
Initial Purchasers and dated such Delivery Date, substantially in the form attached hereto as Exhibit A-1, and its negative assurance letter substantially in the form attached hereto as Exhibit A-2.

          (d) Christopher C. Cambria, General Counsel of the Company, shall have furnished to the Initial Purchasers his written opinion, as General Counsel to the Company, addressed to the Initial Purchasers and dated such Delivery Date in the form attached hereto as Exhibit B.

          (e) The Initial Purchasers shall have received from Latham & Watkins
LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the
Delivery Date, with respect to the issuance and sale of the CODES and
Guarantees, the Offering Memorandum and other related matters as the Initial
Purchasers may reasonably request, and the Company shall have furnished to such counsel such documents as they reasonably require for the purpose of enabling them to pass upon such matters;

          (f) At the time of the First Delivery Date, the Initial Purchasers shall have received from each of PricewaterhouseCoopers, LLP and KPMG LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and under Rule 101 of AICPA's Code of Professional Conduct and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the
Offering Memorandum, as of a date not more than

                                       16

five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings;

          (g) With respect to the letters of PricewaterhouseCoopers, LLP and
KPMG LLP referred to in the preceding paragraph and delivered to the Initial
Purchasers (the "initial letter"), on any subsequent Optional Delivery Date, the
Company shall have furnished to the Initial Purchasers a letter (the "bring-down letter") of such accountants, in form and substance satisfactory to the Initial
Purchasers and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and Code of
Professional Conduct are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the
Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter;

          (h) The Company and the Guarantors shall have furnished to the Initial
Purchasers a certificate, dated such Delivery Date and delivered on behalf of the Company or the Guarantors as the case may be, of their respective Chairman of the Board, their respective President or a Vice President and their respective chief financial officer, in form and substance satisfactory to the
Initial Purchasers stating that:

               (i) The representations, warranties and agreements of the Company and the Guarantors in Section 1 are true and correct as of the date given and as of such Delivery Date; and the Company and the Guarantors have complied with all their agreements contained herein to be performed prior to or on such Delivery Date; and

               (ii) They have carefully examined the Offering Memorandum and, in their opinion (A) the Offering Memorandum as of its date and as of the
     Closing Date did not include any untrue statement of a material fact and did not omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the date of the Offering Memorandum, no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

          (i) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the
Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

                                       17

          (j) The Indenture shall have been duly executed and delivered by the
Company and the Trustee and the CODES shall have been duly executed and delivered by the Company and duly authenticated by the Trustee;

          (k) The Company, the Guarantors and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchasers) and the Registration Rights Agreement
shall be in full force and effect;

          (l) The NASD shall have accepted the CODES for trading on PORTAL;

          (m)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except (A)
as set forth or incorporated by reference or contemplated in the Offering
Memorandum and (B) for operating losses incurred in the ordinary course of business, or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company and its subsidiaries (except for issuances of shares of Common Stock upon exercise of outstanding options described or incorporated by reference in the Offering Memorandum or pursuant to
Authorized Grants), or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, except as set forth or incorporated by reference or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or the delivery of the CODES and the Guarantees being delivered on such
Delivery Date on the terms and in the manner contemplated in the Offering
Memorandum;

          (n) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:

               (i) trading in securities generally on the NYSE, the American
          Stock Exchange, the NASDAQ National Market or the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction;

               (ii) a banking moratorium shall have been declared by Federal or state authorities of the United States or there shall have occurred any other calamity or crisis (including, without limitation, as a result of terrorist activities);

               (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the
          United States or there shall have been a declaration of a national emergency or war by the United States

                                       18

          or there shall have occurred any other calamity or crisis (including, without limitation, as a result of terrorist activities); or

               (iv) there shall have occurred such a material adverse change in general domestic or international economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, or the effect of international conditions on the financial markets in the United States shall be such, as to make it in the case of (iii) or (iv), in the sole judgment of a majority in interest of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the CODES being delivered on such Delivery Date on the terms and in the manner contemplated in the Offering Memorandum.

          (o) On or prior to the First Delivery Date, The Depositary Trust
Company shall have accepted the CODES for clearance.

          (p) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the
Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Initial Purchasers.

          6. No fiduciary duty. The Company acknowledges and agrees that in connection with this offering and sale of the CODES or any other services the
Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial
Purchasers: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Initial Purchasers, on the other, exists;
(ii) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Company and such relationship between the Company, on the one hand, and the
Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial
Purchasers may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchasers and their respective affiliates may have interests that differ from those of the
Company. The Company hereby waives any claims that the Company may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with the Offering.

          7. Representations, Warranties and Agreements of the Initial
Purchasers. Each Initial Purchaser represents and warrants that it is a QIB and is not acquiring the CODES with a view to any distribution thereof or with any present intention of offering or selling any of the CODES in a transaction that would violate the Securities Act or the securities laws of any State

                                       19

of the United States or any applicable jurisdiction. In connection with the sale of the CODES by the Initial Purchaser, each Initial Purchaser will solicit offers to buy the CODES only from, and will offer to sell the CODES only to, the
"Eligible Purchasers" (defined as persons whom the Initial Purchaser reasonably believes are "qualified institutional buyers" as defined in Rule 144A under the
Securities Act) in accordance with this Agreement and on the terms contemplated by the Offering Memorandum. Each Initial Purchaser, severely and not jointly, agrees with the Company that:

          (a) The CODES and the Conversion Shares have not been and will not be registered under the Securities Act in connection with the initial offering of the CODES.

          (b) Such Initial Purchaser is purchasing the CODES pursuant to a private sale exemption from registration under the Securities Act.

          (c) The CODES have not been and will not be offered or sold by such
Initial Purchaser or its affiliates acting on its behalf within the United
States or to, or for the account or benefit of United States persons, except in accordance with Rule 144A.

          (d) Such Initial Purchaser will not offer or sell the CODES in the
United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in the United States.

          (e) The CODES have not been and will not be registered under the
Securities Act and may not be offered or sold except in accordance with an exemption from the registration requirements of the Securities Act. Such Initial
Purchaser represents that it has been offered, sold or delivered the CODES, and will not offer, sell or deliver the CODES as a part of its distribution at any time except in accordance with Rule 144A under the Securities Act.

          (f) Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the CODES, except with its affiliates or with the prior written consent of the Company.

          (g) Such Initial Purchaser further represents and agrees that (i) it has not offered or sold and will not offer or sell any CODES to persons in the
United Kingdom prior to the expiration of the period of six months from the issue date of the CODES, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purpose of their businesses or otherwise in circumstances have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it
and each of its affiliates have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA") received by it in connection with the issue or sale of any CODES in circumstances in which Section
21(1) of the FSMA does not apply to the Company; and (iii) it and each of its

                                       20

affiliates have complied and will comply with all applicable provisions of the
FSMA with respect to anything done by it in relation to the CODES in, from or otherwise involving the United Kingdom.

          (h) Such Initial Purchaser agrees not to cause any advertisement of the CODES to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the CODES.

          (i) Such Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Section 5 hereof, counsel to the Company, General Counsel to the Company and counsel to the
Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and such Initial Purchaser hereby consents to such reliance.

          Each Initial Purchaser further agrees that, in connection with the sale of the CODES by such Initial Purchaser, it will solicit offers to buy the
CODES only from, and will offer to sell the CODES only to Eligible Purchasers.

          8. Indemnification and Contribution.

          (a) The Company and the Guarantors shall jointly and severally indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of CODES and Guarantees), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Preliminary Offering Memorandum, the Offering
Memorandum or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Series A Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Offering
Memorandum, or in any amendment or supplement thereto, or in any Blue Sky
Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the CODES or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i)
or (ii) above (provided that the Company and the Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct), and shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred

                                       21

by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the
Preliminary Offering Memorandum, Offering Memorandum, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of any Initial Purchaser specifically for inclusion therein; and provided further, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchasers who it shall be established failed to deliver the Offering Memorandum to the person asserting any losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact required to be stated in such Preliminary Offering Memorandum or necessary to make the statements in such Preliminary Offering Memorandum not misleading, if (A) the Company shall have furnished copies of the Offering
Memorandum to the several Initial Purchasers in the requisite quantity and sufficiently on a timely basis to permit proper delivery of the Offering
Memorandum to such person; (B) such misstatement or omission or alleged misstatement or omission was cured in the Offering Memorandum and the Offering
Memorandum was required by law to be delivered to such person at or prior to the written confirmation of the sale of the CODES to such person and (C) the timely delivery of the Offering Memorandum to such person would have constituted a valid defense to the losses, claims, damages, liabilities and judgments asserted by such person. The foregoing indemnity agreement is in addition to any liability which the Company or the Guarantors may otherwise have to any Initial
Purchaser or to any officer, employee or controlling person of that Initial
Purchaser.

          (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, the Guarantors, their officers and employees, each of their directors and each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer or controlling person, may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference (A) in the Preliminary Offering
Memorandum, the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in, or incorporated by reference in, the Preliminary Offering Memorandum, the Offering Memorandum, or in any amendment or supplement thereto, or in any
Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company, the Guarantors and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the
Company, such Guarantor or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such

                                       22

loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial
Purchaser may otherwise have to the Company, the Guarantors or any such director, officer, employee, or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section
8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8.
If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel, it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by Lehman Brothers Inc., if the indemnified parties under this Section 8 consist of any Initial Purchaser or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this
Section 8 consist of the Company, the Guarantors or any of the Company's or the
Guarantors' directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action)
unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim,

                                       23

action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial
Purchasers on the other from the offering of the CODES and Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the
Guarantors, on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the CODES purchased under this Agreement (before deducting expenses) received by the Company and the Guarantors, on the one hand, and the total underwriting discounts and commissions received by the Initial
Purchasers with respect to the shares of the CODES and Guarantees purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the CODES under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, and the Guarantors or the Initial
Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the CODES purchased by it exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section
11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The

                                       24

Initial Purchasers' obligations to contribute as provided in this Section 8(d)
are several in proportion to their respective underwriting obligations and not joint.

          (e) The Initial Purchasers severally confirm and the Company and the
Guarantors acknowledge that the statements with respect to the offering of the
CODES by the Initial Purchasers and the third, fifth, sixth, seventh, first sentence of the eighth, ninth, second sentence of the tenth and fifteenth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning the Initial
Purchasers furnished in writing to the Company by or on behalf of the Initial
Purchasers specifically for inclusion in the Offering Memorandum.

          9. Defaulting Initial Purchasers.

          If, on the First Delivery Date or Optional Delivery Date, as the case may be, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the aggregate principal amount of the Firm CODES or
Optional CODES, as the case may be, which the defaulting Initial Purchaser agreed but failed to purchase on the First Delivery Date or Optional Delivery
Date, as the case may be, in the respective proportions which the total aggregate principal amount of the Firm CODES or Optional CODES, as the case may be, set opposite the name of each remaining non-defaulting Initial Purchaser in
Schedule 1 hereto bears to the total aggregate principal amount of Notes set opposite the names of all the remaining non-defaulting Initial Purchasers in
Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial
Purchasers shall not be obligated to purchase any Firm CODES or Optional CODES, as the case may be, on the First Delivery Date or Optional Delivery Date, as the
case may be, if the total aggregate principal amount of the Firm CODES or
Optional CODES, as the case may be, which the defaulting Initial Purchasers agreed but failed to purchase on such date exceeds 9.09% of the total aggregate principal amount at maturity of the Firm CODES or Optional CODES, as the case may be, to be purchased on the First Delivery Date or Optional Delivery Date, as
the case may be, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110% of the aggregate principal amount at maturity of the Firm CODES or Optional CODES, as the case may be, which it agreed to purchase on the First Delivery Date or Optional Delivery Date, as the
case may be, pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other underwriters satisfactory to the Initial Purchasers who so agree, shall have the right, but shall not be obligated, to purchase on the First Delivery Date or
Optional Delivery Date, as the case may be, in such proportion as may be agreed upon among them, the total aggregate principal amount of the Firm CODES or
Optional CODES, as the case may be, to be purchased on the First Delivery Date or Optional Delivery Date, as the case may be. If the remaining Initial
Purchasers or other underwriters satisfactory to the Initial Purchasers do not elect to purchase on the First Delivery Date or Optional Delivery Date, as the
case may be, the aggregate principal amount of the Firm CODES or Optional CODES, as the case may be, which the defaulting Initial Purchasers agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchasers and the Issuer, except that the Issuer will continue to be liable for the payment of expenses to the extent set forth in
Section 11. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this

                                       25

Section 9, purchases the Firm CODES or Optional CODES, as the case may be, which a defaulting Initial Purchaser agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Company for damages caused by its default.
If other purchasers are obligated or agree to purchase the CODES of a defaulting or withdrawing Initial Purchaser, either the remaining non-defaulting Initial
Purchasers or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes in the Offering Memorandum or in any other document or arrangement that, in the opinion of counsel to the Company or counsel to the Initial Purchasers, may be necessary.

          10. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the CODES if, prior to that time, any of the events described in Sections 5(m), (n) and (p) shall have occurred or if the Initial Purchasers shall decline to purchase the CODES for any reason permitted under this Agreement.

          11. Reimbursement of Initial Purchasers' Expenses. If the Company and
the Guarantors shall fail to tender the CODES and the Guarantees for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company and the Guarantors to perform any agreement on its part to be performed, or because any other condition of the Initial Purchasers'
obligations hereunder required to be fulfilled by the Company and the Guarantors is not fulfilled, the Company and the Guarantors will reimburse the Initial
Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the CODES and the Guarantees, and upon demand the Company and the Guarantors shall pay the full amount thereof to
Lehman Brothers Inc. on behalf of the several Initial Purchasers.

          12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to (i) Lehman Brothers Inc., 745 Seventh Avenue,
New York, New York 10019, Attention: Syndicate Registration (Fax: 212-497-4815)
and (ii) Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, New
York 10010-3629, Attention: Transactions Advisory Group (Fax: 212-325-4296) and
(iii) Banc of America Securities LLC, 9 West 57th Street, New York, New York
10019, Attention: Joseph Giacobbe (Fax: 212-583-8273) and (iv) Bear, Stearns &
Co. Inc, 383 Madison Avenue, New York, New York 10179, Attention: H. Charles
Diao, with a copy to Latham & Watkins LLP, 885 Third Avenue, New York, New York
10022, Attention: Kirk A. Davenport (Fax: 212-751-4864) and, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the
General Counsel (Fax: 212-520-0421), Lehman Brothers Inc., 399 Park Avenue, 10th
Floor (Fax: 212-520-0421), New York, NY 10019; and

          (b) if to the Company and the Guarantors, shall be delivered or sent by mail, telex or facsimile transmission to L-3 Communications Holdings, Inc.,
600 Third Avenue, 34th Floor, New York, New York 10016, Attention: Christopher
C. Cambria (Fax: 212-805-5494),

                                       26

with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York,
New York 10017, Attention: Vincent Pagano, Jr. (Fax: (212) 455-2502).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial
Purchasers by Lehman Brothers Inc.

          13. Research Independence. In addition, the Company and the Guarantors acknowledge that the Initial Purchasers' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers' research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and the Guarantors and/or the offering that differ from the views of its investment bankers. The Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the
Guarantors may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the
Guarantors by such Initial Purchasers' investment banking divisions. The Company and the Guarantors acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this
Agreement.

          14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each Initial Purchaser and the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Securities Act and (B) any indemnity agreement of the
Initial Purchasers contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors and officers of the Company and any person controlling the Company and the Guarantors within the meaning of Section 15 of the Securities Act. Nothing contained in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section
14, any legal or equitable right, remedy or claim under or in respect of this
Agreement or any provision contained herein.

          15. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers
contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the
CODES and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

                                       27

          16. Definition of the Terms "Business Day" and "Subsidiary." For
purposes of this Agreement, (a) "business day" means each Monday, Tuesday,
Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the
Securities Act Rules and Regulations.

          17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          18. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          19. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                            [Signature pages follow]

                                       28

          If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,

                                        L-3 COMMUNICATIONS HOLDINGS, INC.,
                                        as the Company

                                        By: /s/ Christopher C. Cambria
                                            ------------------------------------
                                            Name: Christopher C. Cambria
                                            Title: Senior Vice President,
                                                   Secretary and General Counsel

APCOM, INC.
BROADCAST SPORTS INC.
D.P. ASSOCIATES INC.
ELECTRODYNAMICS, INC.
HENSCHEL INC.
HYGIENETICS ENVIRONMENTAL SERVICES, INC.
INTERSTATE ELECTRONICS CORPORATION
KDI PRECISION PRODUCTS, INC.
L-3 COMMUNICATIONS AEROMET, INC.
L-3 COMMUNICATIONS VERTEX AEROSPACE LLC
L-3 COMMUNICATIONS ADVANCED LASER SYSTEMS TECHNOLOGY, INC.
L-3 COMMUNICATIONS AIS GP CORPORATION
L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
L-3 COMMUNICATIONS AVISYS CORPORATION
L-3 COMMUNICATIONS CE HOLDINGS, INC.
L-3 COMMUNICATIONS CINCINNATI ELECTRONICS CORPORATION
L-3 COMMUNICATIONS CORPORATION
L-3 COMMUNICATIONS CSI, INC.
L-3 COMMUNICATIONS AYDIN CORPORATION
L-3 COMMUNICATIONS ELECTRON TECHNOLOGIES, INC.
L-3 COMMUNICATIONS ESSCO, INC.
L-3 COMMUNICATIONS FLIGHT INTERNATIONAL AVIATION LLC
L-3 COMMUNICATIONS FLIGHT CAPITAL LLC
L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
L-3 COMMUNICATIONS INFRARED VISION TECHNOLOGY CORPORATION
L-3 COMMUNICATIONS INVESTMENTS INC.

                            CODES Purchase Agreement

L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
L-3 COMMUNICATIONS MAS (US) CORPORATION
L-3 COMMUNICATIONS MOBILE-VISION, INC.
L-3 COMMUNICATIONS SECURITY AND DETECTION SYSTEMS, INC.
L-3 COMMUNICATIONS SONOMA EO, INC.
L-3 COMMUNICATIONS VECTOR INTERNATIONAL AVIATION LLC
L-3 COMMUNICATIONS WESTWOOD CORPORATION
MCTI ACQUISITION CORPORATION
MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
MICRODYNE CORPORATION
MICRODYNE OUTSOURCING INCORPORATED
MPRI, INC.
PAC ORD INC.
POWER PARAGON, INC.
SHIP ANALYTICS, INC.
SHIP ANALYTICS INTERNATIONAL, INC.
SHIP ANALYTICS USA, INC.
SPD ELECTRICAL SYSTEMS, INC.
SPD SWITCHGEAR INC.
SYCOLEMAN CORPORATION
TROLL TECHNOLOGY CORPORATION
WESCAM AIR OPS INC.
WESCAM AIR OPS LLC
WESCAM HOLDINGS (US) INC.
WESCAM INCORPORATED
WESCAM LLC
WOLF COACH, INC.,
   as Guarantors

By: /s/ Christopher C. Cambria
    ------------------------------------
    Name: Christopher C. Cambria
    Title: Vice President and Secretary

L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P., as a Guarantor

By: L-3 COMMUNICATIONS AIS GP CORPORATION,
    as general partner

    By: /s/ Christopher C. Cambria
        --------------------------------
        Name:  Christopher C. Cambria
        Title: Director

                            CODES Purchase Agreement

Accepted:

LEHMAN BROTHERS INC.
BEAR, STEARNS & CO. INC.
CREDIT SUISSE FIRST BOSTON LLC
BANC OF AMERICA SECURITIES LLC
For themselves and as Representatives
of the several Initial Purchasers named
in Schedule 1 hereto

    By: LEHMAN BROTHERS INC.

    By: /s/ Steve Mehos
        --------------------------------
        Authorized Representative

                            CODES Purchase Agreement